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                                                                    EXHIBIT 10.7

                                 AMENDMENT NO. 1
                         TO MASTER REPURCHASE AGREEMENT

                  Amendment No. 1, dated as of August 28, 2002 (this "Amendment"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer") and UNITED FINANCIAL MORTGAGE CORP. (the "Seller").

                                    RECITALS

                  The Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of August 29, 2001 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

                  The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

                  Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

                  SECTION 1. Definitions.

                  (a) The definition of "Maximum Aggregate Purchase Price" is hereby amended by deleting it in its entirety and replacing it with the following:

                  ""Maximum Aggregate Purchase Price" means FORTY MILLION DOLLARS ($40,000,000)."

                  (b) The definition of "Market Value" is hereby amended by deleting subclauses (x), (xi), and (xii) in their entirety and replacing them with the following:

                  "(x) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Alt A Mortgage Loans that are Purchased Mortgage Loans exceeds $20 million;

                  (xi) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Sub-Prime Mortgage Loans that are Purchased Mortgage Loans exceeds $8 million;

                  (xii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds $12 million."

                  SECTION 2. Annex II to the Repurchase Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following:

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                  "The Non-Utilization Fee for each calendar month shall be an amount equal to the product of (x) 20 basis points (0.20%) per annum and (y) the excess of (I) 50% of the Maximum Aggregate Purchase Price over (II) the average Purchase Price of the Purchased Mortgage Loans during such calendar month. The Non-Utilization Fee shall accrue commencing on the 90th day from the date of this Agreement."

                  SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

                  3.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

                  (a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and each Seller;

                  (b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

                  SECTION 4. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

                  SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

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                  IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                                  CREDIT SUISSE FIRST BOSTON
                                        MORTGAGE CAPITAL LLC,
                                        AS BUYER

                                        By: /s/ Jeff Detwiler
                                            ------------------------------------
                                            Name: Jeff Detwiler
                                            Title: Vice President

Seller:                                 UNITED FINANCIAL MORTGAGE CORP.
                                        AS SELLER

                                        By: /s/ Steve Khoshabe
                                            ------------------------------------
                                            Name: Steve Khoshabe
                                            Title: Chief Financial Officer

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